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                                                                    EXHIBIT 10.4

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 20th day of April, 2004 by and between CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Lender"), and SUPPLIES DISTRIBUTORS, INC., a Delaware corporation ("Borrower").

      WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of March 29, 2002 (as amended from time to time, the "Loan Agreement");

      WHEREAS, Borrower and Lender desire to amend the Loan Agreement in the manner provided below;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

      Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   ARTICLE II.
                                   AMENDMENTS

      Section 2.01. Amendment to Section 1 of the Loan Agreement. Effective as of the date hereof, the definitions of "Interest Rate" and "Revolving Loans Permanent Reserve" contained in Section 1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

      "`Interest Rate' shall mean,

            (a) Subject to clause (b) of this definition below:

                  (i) as to Prime Rate Loans, a rate per annum equal to the sum of the "Applicable Prime Rate Margin" if the Excess Availability for the Borrower is at or within the amounts indicated for such percentage (set forth below), plus the Prime Rate,

                  (ii) as to Eurodollar Rate Loans, a rate per annum equal to the sum of the corresponding "Applicable Eurodollar Rate Margin" if the Excess Availability is at or within the amounts indicated from such percentage (set forth below), plus the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by Borrower, as in effect three (3) Business Days after the date of

First Amendment to Loan and Security Agreement
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            receipt by Lender of the request of Borrower for such Eurodollar
            Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower).

                          Applicable Prime  Applicable Eurodollar
Excess Availability         Rate Margin         Rate Margin
-------------------         -----------         -----------
$3,000,001 or more              0%                2.25%
$1,000,000 to $3,000,000        0%                2.50%
less than $1,000,000          .25%                2.75%

            (b) Notwithstanding anything to the contrary contained in clause (a) of this definition, the Interest Rate shall mean the rate of two and one-quarter percent (2.25%) per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of five percent (5.00%) per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender's option, without notice, (i) either (A) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (B) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender and (ii) on the Revolving Loans to at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default).

            `Revolving Loans Permanent Reserve' shall mean the applicable amount during the corresponding time period as set forth below:

April 1, 2004 through and           $500,000
including April 30, 2004

May, 2004 through and               $450,000
including May 31, 2004

June 1, 2004 through and            $400,000
including June 30, 2004

July 1, 2004 through and            $350,000
including July 31, 2004

August 1, 2004 through and          $300,000
including August 31, 2004

September 1, 2004 through and       $250,000
including September 30, 2004

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
October 1, 2004 through and         $200,000
including October 31, 2004

November 1, 2004 through and        $150,000
including November 30, 2004

December 1, 2004 through and        $100,000
including December 31, 2004

January 1, 2005 and thereafter      $      0"

      Section 2.02. Amendment to Section 3.3 of the Loan Agreement. Effective as of the date hereof, Section 3.3 of the Loan Agreement is hereby amended by deleting the amount "$2,000" contained therein and replacing such amount with "$1,000".

      Section 2.03. "Amendment to Section 3.4 of the Loan Agreement. Effective as of the date hereof, Section 3.4 of the Loan Agreement is hereby amended by deleting the amount "$20,000,000" contained therein and replacing such amount with "$15,000,000".

      Section 2.04. Amendment to Section 9.14 of the Loan Agreement. Effective as of the date hereof, Section 9.14 of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "9.14 Net Worth

            (a) Borrower shall maintain, as of the last day of each fiscal quarter, Net Worth of not less than zero.

            (b) Borrower shall maintain, as of the last day of each fiscal quarter, a Modified Net Worth of not less than $1,100,000."

      Section 2.05. Amendment to Section 12.1(a)(i) of the Loan Agreement. Effective as of the date hereof, Section 12.1(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "(i) March 29, 2007, or"

      Section 2.06. Amendment to Section 12.1(c) of the Loan Agreement. Effective as of the date hereof, Section 12.1(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "(c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result

First Amendment to Loan and Security Agreement  3
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      thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

                         Amount                       Period

      (1)         1.0% of Maximum Credit   From April 20, 2004 to and including
                                           March 29, 2005

      (2)         0.5% of Maximum Credit   From March 30, 2005 to and including
                                           March 29, 2006

      (3)         0.25 % of Maximum        From March 30, 2006 and
                  Credit                   thereafter

            Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section
      12.1 shall be deemed included in the Obligations. Notwithstanding anything contained herein to the contrary, the early termination fee shall not apply to any early termination as the result of a complete refinancing of the Loans by First Union National Bank."

                                  ARTICLE III.
                                    NO WAIVER

      Section 3.01. No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents"), this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV.
                              CONDITIONS PRECEDENT

      Section 4.01. Conditions. The effectiveness of this Amendment is subject to the

First Amendment to Loan and Security Agreement  4
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satisfaction of the following conditions precedent, unless specifically waived by Lender:

            (a) Lender shall have received, in form and substance satisfactory to Lender in its sole discretion, (i) this Amendment, duly executed by Borrower and each of the attached Consent, Ratification and Releases duly executed by the Guarantors, and (ii) such additional documents, instruments and information as Lender or its legal counsel may request;

            (b) Borrower shall pay to Lender an amendment fee in the amount of $30,000, which shall be fully earned as of and payable on the date hereof;

            (c) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

            (d) No default shall have occurred under the Loan Agreement and be continuing and no default shall exist under the Loan Agreement unless such default has been specifically waived in writing by Lender; and

            (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Patton Boggs LLP.

                                   ARTICLE V.
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      Section 5.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

      Section 5.02. Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and (iv) Borrower has not amended its Articles of Incorporation or Bylaws since March 29, 2002.

                                   ARTICLE VI.
                                  MISCELLANEOUS

      Section 6.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto,

First Amendment to Loan and Security Agreement  5
including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      Section 6.02. Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

      Section 6.03. Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Lender's legal counsel.

      Section 6.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid or unenforceable provision.

      Section 6.05. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      Section 6.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      Section 6.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      Section 6.08. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Loan Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant,

First Amendment to Loan and Security Agreement  6
condition or duty.

      Section 6.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 6.10. NO ORAL AGREEMENTS. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Section 6.11. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

First Amendment to Loan and Security Agreement  7

      IN WITNESS WHEREOF, this Amendment has been duly executed by Borrower and Lender to be effective as of the date first above written.

LENDER:                                 BORROWER:

CONGRESS FINANCIAL CORPORATION          SUPPLIES DISTRIBUTORS, INC.,
(SOUTHWEST)

By:________________________________     By:_____________________________________
Name:______________________________     Name:___________________________________
Title:_____________________________     Title:__________________________________

ADDRESS:                                CHIEF EXECUTIVE OFFICE:

5001 LBJ Freeway, Suite 1050            500 North Central Expressway, 5th Floor
Dallas, Texas 75244                     Plano, Texas  75074

First Amendment to Loan and Security Agreement
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                        CONSENT, RATIFICATION AND RELEASE

      Each of the undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Secured Guarantee dated March 29, 2002 and that certain General Security Agreement dated March 29, 2002 each as amended from time to time and as executed by the undersigned for the benefit of Lender (the "Guaranty Documents"), and acknowledges that the Guaranty Documents are in full force and effect and ratifies the same, that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such documents, that the undersigned's consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                                        PRIORITY FULFILLMENT SERVICES, INC.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        BUSINESS SUPPLIES DISTRIBUTORS HOLDINGS,
                                        LLC

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

First Amendment to Loan and Security Agreement
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                        CONSENT, RATIFICATION AND RELEASE

      The undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Guarantee dated March 29, 2002 as amended from time to time and as executed by the undersigned for the benefit of Lender (the "Guaranty Documents"), and acknowledges that the Guaranty Documents are in full force and effect and ratifies the same, that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such documents, that the undersigned's consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                                        PFSWEB, INC.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

First Amendment to Loan and Security Agreement